Exhibit 99.1

CHC HELICOPTER REPORTS OPERATING RESULTS FOR FISCAL-2014 SECOND QUARTER

Dec. 11, 2013 – Vancouver, British Columbia, Canada – CHC Helicopter‘s revenue and earnings were both down year-over-year, partly as a result of limited availability of EC225 aircraft, along with costs to return those helicopters to flying operations.

The company reported revenue for the quarter of $443 million, down 1 percent from the same period in fiscal 2013. A net loss of $49 million compared with net earnings of $7 million in the year-ago quarter.

EBITDARi (earnings before interest, taxes, depreciation, amortization and aircraft rental costs) was $109 million, down 13 percent.

	Second Quarter			Year-to-Date
(U.S.$, in millions)	FY13	FY14	Change(iii)	FY13	FY14	Change(iii)
Revenue	$447	$443	(1%)	$863	$858	(1%)
Net Earnings (Loss)	7	(49)	—	(25)	(84)	—
EBITDAR(i)	126	109	(13%)	227	221	(3%)
Adjusted Net Earnings (Loss)(ii)	8	(27)	—	(4)	(55)	—

(i)	Adjusted EBITDAR is referred to in this document as EBITDAR. See a description of non-GAAP calculations and reconciliation to comparable GAAP measures below.
(ii)	See a description of non-GAAP calculations and reconciliation to comparable GAAP measures below.
(iii)	All growth rates in this release are year-over-year unless otherwise noted.

Revenue was lower because of reduced availability of EC225 aircraft in the period, and costs were higher as a result of expenses incurred in returning those helicopters to service. That process was largely completed by the end of the quarter.

“We have now resumed commercial operations with our EC225 aircraft,” said William Amelio, CHC’s president and chief executive officer.

“I’m proud of the leadership CHC brought to that work, and the ability of our people to minimize disruption to customer operations while those aircraft were suspended from flight during the past year.”

BUSINESS HIGHLIGHTS

Helicopter Services (flying):

•	Second-quarter revenue from oil-and-gas, search-and-rescue and emergency medical flying services was $408 million, up 1 percent. Sales from Helicopter Services would have been higher and overall CHC revenue up had all of our EC225 aircraft been available. Flying EBITDAR was $113 million, down 3 percent.

•	Flying revenue was higher in Australia, Ireland, Malaysia, Norway and the Philippines, among other locations. A sales decline in Brazil was attributable to customers electing to resume EC225 flights more slowly than elsewhere.

•	Recent developments illustrate strong demand for CHC’s flying services in its more mature regions – and enhancements to the business in newer areas:

•	The company completed a two-year extension, through fiscal 2017, of an agreement with Statoil – CHC’s largest customer – to provide services from bases in Bergen and Florø in Norway. The contract requires a dedicated fleet of 10 heavy aircraft.

•	CHC’s joint venture partner in Nigeria, Atlantic Aviation, has informed CHC that it has gained approval from the government of Nigeria to import AW139 aircraft, which the company expects to eventually use to compete for flying contracts in that country.

•	Also, CHC has been granted an air-operator certificate for AW139 and S76C+ helicopters in Tanzania, where it has been flying based on permits held by customers. Having its own certifications enhances the company’s flexibility and long-term opportunities in Tanzania.

•	During the quarter, CHC entered into an agreement with Sikorsky to purchase nine additional S-92 helicopters, with options for up to 15 more of the aircraft. The S-92s will be used for offshore oil-and-gas flights and perhaps search-and-rescue operations. Deliveries of the first five aircraft are scheduled for 2015, with four more in 2016. Options for others span fiscal 2014 through 2017.

•	CHC has secured additional, nonspecified aircraft capacity through a recent agreement to purchase $100 million worth of aircraft from Eurocopter by Dec. 31, 2016.

Heli-One (MRO):

•	Sales of maintenance, repair and overhaul (MRO) services to third-party customers were $35 million, down 17 percent. EBITDAR was $16 million, a decline of 45 percent.

•	Similar to in Q1, Heli-One’s EBITDAR was negatively affected by costs incurred to prepare EC225s to return to service, as well as costs necessary to maximize availability of other CHC aircraft.

About CHC

CHC Helicopter is a leader in enabling customers to go further, do more and come home safely, including oil and gas companies, government search-and-rescue agencies and organizations requiring helicopter maintenance, repair and overhaul services through the Heli-One segment. The company is headquartered in Vancouver and operates about 240 aircraft in about 30 countries around the world.

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Cautionary Note on Forward-Looking Statements:

This press release contains forward-looking statements and information within the meaning of certain securities laws, including the “safe harbor” provision of the United States Private Securities Litigation Reform Act of 1995 and any applicable Canadian securities legislation. All statements, other than statements of historical fact included in this press release, regarding our strategy, future operations, projections, conclusions, forecasts and other statements are “forward-looking statements”. While these forward-looking statements represent our best current judgment, the actual results could differ materially from the conclusions, forecasts or projections contained in the forward-looking information. Certain material factors or assumptions were applied in drawing a conclusion or making a forecast or projection in the forward-looking information contained herein. Such factors include, but are not limited to, the following: competition in the markets we serve, long-term support contracts, failure to maintain standards of acceptable safety performance, political, economical, and regulatory uncertainty, problems with our non-wholly owned entities, including potential conflicts with the other owners of such entities, exposure to credit risks, inability to fund our working capital requirement, risks inherent in the operation of helicopters, unanticipated costs or cost increases associated with our business operations, exchange rate fluctuations, trade industry exposure, inflation, inability to maintain government issued licenses, inability to obtain necessary aircraft or insurance, loss of key personnel, work stoppages due to labor disputes, and future material acquisitions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated. The Company disclaims any intentions or obligations to update or revise any forward-looking information, whether as a result of new information, future events or otherwise. Please refer to our annual report on Form 10-K, our quarterly reports on Form 10-Q, and our other filings, in particular any discussion of risk factors or forward-looking statements, which are filed with the SEC and available free of charge at the SEC’s website (www.sec.gov), for a full discussion of the risks and other factors that may impact any estimates or forward-looking statements made herein.

Segment Performance

(Expressed in thousands of United States dollars)

(Unaudited)

Segment Third-party Revenue

	Three months ended		Six months ended
	October 31, 2012	October 31, 2013	October 31, 2012	October 31, 2013
Revenue	$363,274	$367,908	$712,756	$713,338
Reimbursable revenue	41,024	40,155	83,065	82,027

Helicopter Services	404,298	408,063	795,821	795,365
Heli-One	42,488	35,309	67,034	62,938

Consolidated totals	$446,786	$443,372	$862,855	$858,303

EBITDAR Summary

	Three months ended		Six months ended
	October 31, 2012	October 31, 2013	October 31, 2012	October 31, 2013
Helicopter Services	$116,929	$112,938	$222,689	$241,567
Heli-One	29,101	15,964	42,914	17,587
Corporate	(18,914)	(19,092)	(37,439)	(37,153)
Eliminations	(1,019)	(631)	(1,168)	(1,388)

Adjusted EBITDAR (i)	$126,097	$109,179	$226,996	$220,613

(i)	See a description of non-GAAP calculations and reconciliation to comparable GAAP measures below.

Consolidated Statements of Operations

(Expressed in thousands of United States dollars)

(Unaudited)

	Three months ended		Six months ended
	October 31, 2012	October 31, 2013	October 31, 2012	October 31, 2013
Operating Revenue	$405,762	$403,217	$779,790	$776,276
Reimbursable Revenue	41,024	40,155	83,065	82,027

Revenue	446,786	443,372	862,855	858,303

Operating Expenses
Direct costs	(351,397)	(371,794)	(697,484)	(714,900)
Earnings from equity accounted investees	825	1,527	1,837	3,918
General and administration costs	(18,914)	(19,092)	(37,439)	(37,153)
Depreciation	(27,635)	(38,694)	(55,945)	(70,751)
Restructuring costs	(1,797)	—	(3,727)	—
Asset impairments	(9,846)	(14,575)	(16,347)	(21,899)
Loss on disposal of assets	(3,026)	(3,299)	(4,617)	(4,421)

	(411,790)	(445,927)	(813,722)	(845,206)

Operating income (loss)	34,996	(2,555)	49,133	13,097

Interest on long-term debt	(30,075)	(39,143)	(59,958)	(77,720)
Foreign exchange gain (loss)	10,562	190	3,161	(12,958)
Other financing income (charges)	(3,449)	(1,707)	(11,603)	4,117

Income (loss) from continuing operations before tax	12,034	(43,215)	(19,267)	(73,464)

Income tax expense	(5,022)	(5,491)	(6,303)	(10,799)

Income (loss) from continuing operations	7,012	(48,706)	(25,570)	(84,263)

Earnings from discontinued operations, net of tax	467	—	812	—

Net earnings (loss)	$7,479	$(48,706)	$(24,758)	$(84,263)

Net earnings (loss) attributable to:
Controlling interest	$6,999	$(48,415)	$(26,106)	$(86,620)
Non-controlling interest	480	(291)	1,348	2,357

Net earnings (loss)	$7,479	$(48,706)	$(24,758)	$(84,263)

Consolidated Balance Sheets

(Expressed in thousands of United States dollars)

(Unaudited)

	April 30, 2013	October 31, 2013
Assets
Current Assets:
Cash and cash equivalents	$123,714	$84,102
Receivables, net of allowance for doubtful accounts	317,249	293,564
Income taxes receivable	25,871	24,787
Deferred income tax assets	49	54
Inventories	105,794	119,906
Prepaid expenses	22,219	30,212
Other assets	56,083	58,536

	650,979	611,161

Property and equipment, net	1,075,254	1,010,106
Investments	26,896	29,451
Intangible assets	197,810	186,588
Goodwill	430,462	429,865
Restricted cash	29,639	33,188
Other assets	438,777	543,758
Deferred income tax assets	10,752	9,562
Assets held for sale	32,047	38,519

	$2,892,616	$2,892,198

Liabilities and Shareholder’s Equity
Current Liabilities:
Payables and accruals	$419,179	$345,429
Deferred revenue	27,652	34,721
Income taxes payable	47,987	42,115
Deferred income tax liabilities	618	916
Current facility secured by accounts receivable	53,512	43,400
Other liabilities	22,791	21,155
Current portion of long-term debt obligations	2,138	18,609

	573,877	506,345
Long-term debt obligations	1,475,087	1,646,670
Deferred revenue	55,990	72,659
Other liabilities	246,455	253,344
Deferred income tax liabilities	10,627	10,183

Total liabilities	2,362,036	2,489,201

Redeemable non-controlling interests	(8,262)	(7,177)
Capital stock: Par value 1 Euro;
Authorized and issued:
1,228,377,771 and 1,228,377,772, respectively	1,607,101	1,607,101
Contributed surplus	80,686	140,915
Deficit	(1,059,110)	(1,230,878)
Accumulated other comprehensive loss	(89,835)	(106,964)

Total Shareholder’s Equity	538,842	410,174

	$2,892,616	$2,892,198

Consolidated Statements of Cash Flows

(Expressed in thousands of United States dollars)

(Unaudited)

	Six months ended
	October 31,	October 31,
	2012	2013
Cash provided by (used in):
Operating activities:
Net loss	$(24,758)	$(84,263)
Earnings from discontinued operations, net of tax	812	—

Loss from continuing operations	(25,570)	(84,263)
Adjustments to reconcile net loss to cash flows provided by (used in) operating activities:
Depreciation	55,945	70,751
Loss on disposal of assets	4,617	4,421
Asset impairments	16,347	21,899
Earnings from equity accounted investees	(1,837)	(3,918)
Deferred income taxes	(6,252)	978
Non-cash stock-based compensation expense	223	229
Amortization of unfavorable contract credits	(2,826)	—
Amortization of lease related fixed interest rate obligations	(1,443)	(965)
Amortization of long-term debt and lease deferred financing costs	4,719	5,241
Non-cash accrued interest income on funded residual value guarantees	(3,580)	(3,363)
Mark to market loss (gain) on derivative instruments	2,964	(10,340)
Non-cash defined benefit pension expense	3,431	216
Defined benefit contributions and benefits paid	(20,867)	(26,334)
Increase to deferred lease financing costs	(1,489)	(2,893)
Unrealized gain on foreign currency exchange translation	(582)	9,295
Other	7,922	3,055
Decrease in cash resulting from changes in operating assets and liabilities	(55,480)	(7,823)

Cash used in operating activities	(23,758)	(23,814)

Financing activities:
Sold interest in accounts receivable, net of collections	8,917	(10,349)
Proceeds from the issuance of capital stock	—	60,000
Proceeds from issuance of senior secured notes	202,000	—
Proceeds from issuance of senior unsecured notes	—	300,000
Long-term debt proceeds	390,229	450,000
Long-term debt repayments	(471,824)	(561,378)
Increase in revolver and notes deferred financing costs	(3,793)	(5,987)
Dividend distribution to parent	—	(85,148)

Cash provided by financing activities	125,529	147,138

Investing activities:
Property and equipment additions	(142,267)	(227,562)
Proceeds from disposal of property and equipment	93,413	169,209
Aircraft deposits net of lease inception refunds	(40,926)	(92,676)
Restricted cash	5,384	(1,592)
Distribution from equity investments	—	1,677

Cash used in investing activities	(84,396)	(150,944)

Cash provided by (used in) continuing operations	17,375	(27,620)

Cash flows provided by (used in) discontinued operations:
Cash flows provided by operating activities	812	—
Cash flows used in financing activities	(812)	—

Cash provided by (used in) discontinued operations	—	—

Effect of exchange rate changes on cash and cash equivalents	(4,144)	(11,992)

Change in cash and cash equivalents during the period	13,231	(39,612)
Cash and cash equivalents, beginning of period	55,547	123,714

Cash and cash equivalents, end of period	$68,778	$84,102

Non-GAAP Financial Measures:

This press release includes non-GAAP financial measures, including adjusted net earnings (loss), earnings before interest, taxes, depreciation, amortization and aircraft lease rent and associated costs (“Adjusted EBITDAR”) referred to above as EBITDAR that are not required by, or presented in accordance with U.S. generally accepted accounting principles (“GAAP”). These non-GAAP measures are not performance measures under GAAP and should not be considered as alternatives to net earnings (loss) or any other performance or liquidity measures derived in accordance with GAAP. In addition, these measures may not be comparable to similarly titled measures of other companies. CHC has provided a reconciliation of these non-GAAP measures to the most directly comparable GAAP measure below. CHC has chosen to include adjusted net earnings (loss) as we consider this to be a useful measure of our results before asset impairments, gain or loss on the disposal of assets and foreign exchange gains or losses. We have chosen to include Adjusted EDITDAR as we consider this to be a significant indicator of our financial performance and use this measure to assist us in allocating available capital resources. CHC has provided a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure below and has presented a detailed discussion of its reasons for including non-GAAP financial measures and the limitations associated with those measures as part of the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained in our Quarterly Reports on Form 10-Q and Annual Report on Form 10-K. CHC encourages investors to review the reconciliation and the non-GAAP discussion in conjunction with our presentation of these non-GAAP financial measures.

EBITDAR - Non-GAAP Reconciliation

(Expressed in thousands of United States dollars)

(Unaudited)

	Three months ended		Six months ended
	October 31, 2012	October 31, 2013	October 31, 2012	October 31, 2013
Helicopter Services	$116,929	$112,938	$222,689	$241,567
Heli-One	29,101	15,964	42,914	17,587
Corporate	(18,914)	(19,092)	(37,439)	(37,153)
Eliminations	(1,019)	(631)	(1,168)	(1,388)

Adjusted EBITDAR	126,097	109,179	226,996	220,613
Aircraft lease and associated costs	(48,797)	(55,166)	(97,227)	(110,445)
Depreciation	(27,635)	(38,694)	(55,945)	(70,751)
Restructuring costs	(1,797)	—	(3,727)	—
Asset impairments	(9,846)	(14,575)	(16,347)	(21,899)
Loss on disposal of assets	(3,026)	(3,299)	(4,617)	(4,421)

Operating income (loss)	34,996	(2,555)	49,133	13,097

Interest on long-term debt	(30,075)	(39,143)	(59,958)	(77,720)
Foreign exchange gain (loss)	10,562	190	3,161	(12,958)
Other financing income (charges)	(3,449)	(1,707)	(11,603)	4,117

Income (loss) from continuing operations before tax	12,034	(43,215)	(19,267)	(73,464)
Income tax expense	(5,022)	(5,491)	(6,303)	(10,799)

Income (loss) from continuing operations	7,012	(48,706)	(25,570)	(84,263)
Earnings from discontinued operations, net of tax	467	—	812	—

Net earnings (loss)	$7,479	$(48,706)	$(24,758)	$(84,263)

Adjusted net earnings (loss) - Non-GAAP Reconciliation

(Expressed in thousands of United States dollars)

(Unaudited)

	Three months ended		Six months ended
	October 31, 2012	October 31, 2013	October 31, 2012	October 31, 2013
Adjusted earnings (loss)	$7,599	$(26,598)	$(3,991)	$(55,325)
Asset impairments	(9,846)	(14,575)	(16,347)	(21,899)
Loss on disposal of assets	(3,026)	(3,299)	(4,617)	(4,421)
Foreign exchange gain (loss)	10,562	190	3,161	(12,958)
Unrealised gain (loss) on derivatives	2,190	(4,424)	(2,964)	10,340

Net earnings (loss)	$7,479	$(48,706)	$(24,758)	$(84,263)